SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]

Filed by a party other than the Registrant [_]

Check the appropriate box:

[X   ]   Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]   Definitive  Proxy  Statement
[_]   Definitive  Additional Materials
[_]   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                             ObjectSoft Corporation
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                ------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

      [X]   No fee required

      [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

            1) Title of each class of securities to which transaction applies:

            2)    Aggregate number of securities to which transaction applies:

            3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            4)    Proposed maximum aggregate value of transaction:

            5)    Total fee paid:

      [_]   Fee paid previously with preliminary materials.

      [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            1)    Amount Previously Paid:

            2)    Form, Schedule or Registration Statement No.:

            3)    Filing Party:

            4)    Date Filed:

                             OBJECTSOFT CORPORATION
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held On _______ __, 1998


To the Stockholders of ObjectSoft Corporation:

            NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Stockholders of ObjectSoft Corporation, a Delaware corporation (the "Company"), will be held at 10:00 a.m., local time, on Thursday, _______ __, 1998, at the offices of the Company at Continental Plaza III, 433 Hackensack Avenue, Hackensack, New Jersey 07601, for the following purposes:

            1. To elect two Class II directors to the Company's Board of Directors to hold office until the Company's second Annual
                  Meeting of Stockholders following their election or until their successors are duly elected and qualified;

            2. To adopt amendments to the Company's 1996 Stock Option Plan (the "1996 Plan") to increase the number of shares which may be issued thereunder from 250,000 to 750,000 shares and to eliminate the Non-Employee Director formula option grants and certain provisions relating thereto currently set forth in the 1996 Plan;

            3. To approve the issuance of the Company's securities pursuant to a Private Equity Line of Credit Agreement dated as of May 13, 1998 among the Company, Settondown Capital International Ltd. and the investors referred to therein.

            4. To ratify the appointment of Richard A. Eisner & Company, LLP as the independent auditors of the Company; and

            5. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

            The Board of Directors has fixed the close of business on _______, __ 1998 as the record date for determining those stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. A complete list of the stockholders entitled to vote will be available for inspection by any stockholder during the meeting; in addition, the list will be open for examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, at the offices of the Company at Continental Plaza III, 433 Hackensack Avenue, Hackensack, New Jersey 07601.

            Whether or not you expect to be present at the meeting, please promptly mark, sign and date the enclosed proxy and return it in the enclosed pre-addressed envelope. No postage is required if mailed in the United States.

                                              By Order of the Board of Directors


                                                      David E. Y. Sarna
                                                   Chairman and Secretary

Hackensack, New Jersey
___________ ___, 1998

THIS IS AN IMPORTANT MEETING AND ALL STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. THOSE STOCKHOLDERS WHO ARE UNABLE TO ATTEND ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. STOCKHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                       1998 ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                             OBJECTSOFT CORPORATION

                           --------------------------
                                 PROXY STATEMENT
                           --------------------------



            The Proxy Statement is furnished in connection with the solicitation by the Board of Directors of ObjectSoft Corporation, a Delaware corporation (the "Company"), of proxies from the holders of the Company's common stock, par value $.0001 per share (the "Common Stock"), for use at the Annual Meeting of Stockholders of the Company to be held on Thursday, _______ __, 1998, or at any adjournments or postponements thereof (the "Annual Meeting"), pursuant to the enclosed Notice of Annual Meeting.

            The  approximate  date that this Proxy  Statement  and the  enclosed proxy are first being sent to stockholders (the "Stockholders") of the Company is ________, 1998. Stockholders should review the information provided herein in conjunction with the Company's Annual Report to Stockholders for the year ended December 31, 1997 which accompanies this Proxy Statement. The Company's principal executive offices are located at Continental Plaza III, 433 Hackensack Avenue, Hackensack, New Jersey 07601, and its telephone number is (201) 343-9100. The Company can also be reached on the Internet at www.objectsoftcorp.com.

                          INFORMATION CONCERNING PROXY

            The enclosed proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should you so desire. Stockholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's Secretary at the Company's headquarters a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

            The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Stockholders and the enclosed proxy is to be borne by the Company. In addition to the use of mail, employees of the Company may solicit proxies personally and by telephone. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.

                             PURPOSES OF THE MEETING

            At the Annual Meeting, the Stockholders will consider and vote upon the following matters:

            1. The election of two Class II directors to the Company's Board of Directors to serve until the Company's second Annual Meeting of Stockholders following their election or until their successors are duly elected and qualified;

            2. The adoption of amendments to the Company's 1996 Stock Option Plan (the "1996 Plan") to increase the number of shares which may be issued thereunder from 250,000 to 750,000 shares and to eliminate the Non-Employee Director formula option grants and certain provisions relating thereto currently set forth in the 1996 Plan;

            3. To approve the issuance of the Company's securities pursuant to a Private Equity Line of Credit Agreement dated as of May 13, 1998 among the Company, Settondown Capital International Ltd. and the investors referred to therein.

            4. The ratification of the appointment of Richard A. Eisner & Company, LLP as the independent auditors of the Company for the fiscal year ending December 31, 1998; and

            5. Such other business as may properly come before the Annual Meeting, including any adjournments or postponements thereof.

            Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted in favor of the election of the nominees for director named below, in favor of the amendments to the 1996 Plan, and in favor of the issuance of the Preferred Stock and in favor of ratification of the appointment of auditors. In the event a stockholder specifies a different choice by means of the enclosed proxy, such shares will be voted in accordance with the specification so made.

                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

            The Board of Directors has set the close of business on ________, 1998 as the record date (the "Record Date") for determining Stockholders entitled to notice of and to vote at the Annual Meeting. As of _______ _, 1998, there were _______ shares of Common Stock, par value $.0001 per share, issued and outstanding. Each share of Common Stock outstanding on the Record Date is entitled to one vote at the Annual Meeting on each matter submitted to Stockholders for approval at the Annual Meeting.

            The attendance, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. A vote of the holders of a majority of the voting power of the issued and outstanding Common Stock of the Company, present in person or represented by proxy at the Annual Meeting and entitled to vote at the Annual Meeting will be required to for the election of Directors, for the approval of the amendments to the Company's 1996 Plan and for the approval of the issuance of the Preferred Stock. Under applicable Delaware law, abstentions and broker non-votes will not have the effect of votes in opposition to the election of a director, but abstentions will be treated as votes against all other proposals.

                               SECURITY OWNERSHIP
                   OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

            The following table sets forth, as of April 30, 1998, information with respect to the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each Executive Officer named in the Summary Compensation Table herein titled "Executive Compensation" and (iv) all directors and executive officers of the Company as a group.



                                        Number of Shares of
Name and                                Common
Address of                              Stock Beneficially          Percentage
Beneficial Owners(1)                    Owned(2)                    Ownership(3)
--------------------                    --------                    ------------

David E. Y. Sarna (4) (5)                    647,500                   15.48%

George J. Febish (4) (6)                     907,500                   21.7%

Melvin Weinberg, Esq. (7)                    300,000                    7.35%
c/o Parker Chapin Flattau &
Klimpl, LLP
1211 Avenue of the Americas
New York, New York  10036

Daniel E. Ryan (8)                            15,000                     *

Gunther L. Less (8)                           15,000                     *

All officers and directors as              1,665,000                   38.60%
a group (4 persons) (3)(9)
--------------

*     Less than 1%.

(1) Unless otherwise indicated, the business address of each of the officers and directors is c/o ObjectSoft Corporation, Continental Plaza III, 433 Hackensack Avenue, Hackensack, New Jersey 07601.

(2) Unless otherwise noted, the Company believes that all persons named have sole voting and investment power with respect to all shares of Common Stock listed as owned by them.

(3) Each person's percentage interest is determined assuming that all options, warrants and convertible securities that are held by such person (but not by anyone else) and which are exercisable or convertible within 60 days have been exercised for or converted into Common Stock.

(4) Includes, for each of Messrs. Sarna and Febish, immediately exercisable warrants to purchase 50,000 shares of Common Stock and immediately exercisable options to purchase 50,000 shares of Common Stock granted under the Company's 1996 Plan.

               (Footnote explanations continue on following page)

(5) Includes 150,000 shares held by The David E. Y. Sarna Family Trust ("Sarna Trust"), of which Rachel Sarna, the wife of Mr. Sarna, and Melvin Weinberg, Esq. are the trustees. The children of Mr. and Mrs. Sarna are the sole beneficiaries. Mr. Sarna disclaims beneficial ownership of the shares held by the Sarna Trust.

(6) Includes 150,000 shares held by The George J. Febish Family Trust ("Febish Trust"), of which Janis Febish, the wife of Mr. Febish, and Melvin Weinberg, Esq. are the trustees. The children of Mr. and Mrs. Febish are the sole beneficiaries. Mr. Febish disclaims beneficial ownership of the shares held by the Febish Trust.

(7) Melvin Weinberg, Esq., by virtue of his shared dispositive power as a trustee over the shares of Common Stock held by both the Sarna Trust and the Febish Trust (collectively the "Family Trusts"), may be deemed a beneficial owner of a total of 300,000 shares of Common Stock, representing the aggregate share holdings of the Family Trusts. The Sarna Trust was set up by Mr. Sarna for the benefit of his children. Mr. Weinberg and Mrs. Sarna are trustees of the Sarna Trust and share dispositive power with respect to the shares of Common Stock owned by the Sarna Trust, but Mrs. Sarna has the sole voting power with respect to such shares. The Febish Trust was set up by Mr. Febish for the benefit of his children. Mr. Weinberg and Mrs. Febish are trustees of the Febish Trust and share dispositive power with respect to the shares of Common Stock owned by the Febish Trust, but Mrs. Febish has the sole voting power with respect to such shares. Mr. Weinberg disclaims beneficial ownership of the shares of Common Stock held by the Family Trusts.

(8) Includes, for each of Messrs. Ryan and Less, immediately exercisable stock options to purchase 15,000 shares of Common Stock granted under the Company's 1996 Plan.

(9) Includes 130,000 shares of Common Stock which certain of the current Executive Officers and Directors have a right to acquire pursuant to presently exercisable stock options and 100,000 shares of Common Stock which certain of the current Executive Officers and Directors have a right to acquire pursuant to presently exercisable warrants.

PROPOSAL 1 - ELECTION OF DIRECTORS; NOMINEES

            The Company's Bylaws provides that the number of directors constituting the Company's Board of Directors shall be not less than three nor more than seven as fixed from time to time by the Board of Directors or the Stockholders. The Board of Directors has fixed at four the number of directors that will constitute the Board for the ensuing year.

            Pursuant to the Company's Certificate of Incorporation and Bylaws, the Board of Directors is divided into two classes. The term of office of the current Class II directors expires at the Annual Meeting. The term of office of Class I directors expires at the Company's 1999 Annual Meetings of Stockholders. Directors elected to succeed those whose terms expire are elected to a term of office expiring at the second Annual Meeting of Stockholders following their election. The current directors of the Company and their respective Classes and terms of office are as follows:

                                                                    Term
                  Director              Class                    Expires At
                  --------              -----                    ----------

         George J. Febish                 II                1998 Annual Meeting
         Gunther L. Less                  I                 1999 Annual Meeting
         Daniel E. Ryan                   II                1998 Annual Meeting
         David E. Y. Sarna                I                 1999 Annual Meeting

            Accordingly, two Class II directors are to be elected at the Annual Meeting, for a term expiring at the Company's 2000 Annual Meeting of Stockholders. All of the Company's current Class II directors, Mr. Febish and Mr. Ryan, have been nominated to be reelected as Class II directors at the Annual Meeting.

            The Board of Directors has no reason to believe that any of the nominees will refuse to act or be unable to accept election; however, in the event that any of the nominees is unable to accept election or if any other unforeseen contingencies should arise, each proxy that does not direct otherwise will be voted for the remaining nominees, if any, and for such other person(s) as may be designated by the Board of Directors.

                                   MANAGEMENT

EXECUTIVE OFFICERS AND DIRECTORS

            The executive officers and directors of the Company are as follows:


Name                         Age            Position
----                         ---            --------
David E. Y. Sarna1            48            Chairman, Secretary and Director
George J. Febish1             49            President, Treasurer and Director
Daniel E. Ryan1 2 3 4         50            Director
Gunther L. Less2 4            67            Director

---------------
1  Member of Executive Committee.
2  Member of Audit Committee.
3  Member of Compensation Committee.
4  Member of Stock Option Plan Committee

BACKGROUND OF NOMINEES

            George J. Febish together with Mr. Sarna founded the Company in 1990. Mr. Febish has been the President, Co-Chief Executive Officer, Treasurer and a director of the Company since December 1990. He has also been, since 1994, a Contributing Editor of Datamation magazine. Prior to co-founding the Company, Mr. Febish was Executive Vice President and Chief Operating Officer of Image Business Systems Corporation, a computer software development company, from 1988 to 1990. Prior to joining Image Business Systems Corporation, Mr. Febish was the Director of Marketing at ISS, a computer software company that developed ISS Three(TM). Prior to joining ISS, Mr. Febish was the Eastern Regional Sales Manager for Bool & Babbage. In 1970, Mr. Febish began his professional career with New York Life Insurance Company. Mr. Febish holds a BS degree from Seton Hall University. He is the co-author, with Mr. Sarna, of PC Magazine Windows Rapid Application Development and the author of numerous published articles.

            Daniel E. Ryan has been a director since 1991. Mr. Ryan has been employed by New York Life Insurance Company since July, 1965 where, since 1981, he has held the title of Corporate Vice President. Mr. Ryan is the head of the Service Center Development of New York Life Insurance Company's Information
Systems organization. Mr. Ryan holds an MBA in Computer Science from Baruch College and a BS/BA in Industrial Management from Manhattan College. Mr. Ryan is a Certified Systems Professional.

BACKGROUND OF CONTINUING DIRECTORS

            David E. Y. Sarna together with Mr. Febish founded the Company in 1990. Mr. Sarna has been the Chairman, Co-Chief Executive Officer, Secretary and a director of the Company since December 1990. He has also been, since 1994, a Contributing Editor of Datamation magazine. Prior to co-founding the Company, Mr. Sarna founded Image Business Systems Corporation, a computer software development company, in 1988. Prior to founding Image Business Systems Corporation, Mr. Sarna was formerly Executive Vice-President and a co-founder of International Systems Services Corp., a computer software company that developed ISS Three(TM). From 1976 to 1981, Mr. Sarna was employed by Price Waterhouse & Co., as a management consultant, beginning as a senior consultant and rising to the position of senior manager. From 1970 to 1976 Mr. Sarna was employed by IBM Corporation in technical and sales positions. Mr. Sarna began his professional career at Honeywell in 1968. Mr. Sarna holds a BA degree from Brandeis
University and did graduate work at the Technion - Israel Institute of Technology. Mr. Sarna is a Certified Systems Professional and a Certified Computer Programmer. He is the co-author, with Mr. Febish, of PC Magazine Windows Rapid Application Development (published by Ziff- Davis Press in 1994), several other books and over 50 articles published in professional magazines. Mr. Sarna is also the co-inventor of patented software for the recognition of bar-codes.

            Gunther L. Less has been a director of the Company since December 1996. Mr. Less owns and operates GLL TV Enterprises, through which he has acted as the producer and host of "Journey to Adventure," a travel-documentary show that has appeared in syndication on broadcast and cable television networks for over 35 years. He also acts as a special media consultant to the airline industry and has held various executive and consulting positions in the travel industry, including as an Agency Manager for American Express, President of Planned Travel, Inc., a subsidiary of Diners Club, Inc., System Sales and Marketing Manager for Avis Rent-A-Car and Manager-External Affairs for Olympic Airways and personal consultant to the late Aristotle Onassis, and consultant to Hyatt International Corporation. He is also a past president of the American Association of Travel Editors. Mr. Less is the designee of Renaissance Financial Securities Corporation ("Renaissance"), the underwriter of the Company's securities in the initial public offering completed in November 1996 (the "Public Offering").

            The Company's officers are elected annually and serve at the discretion of the Board of Directors for one year subject to any rights provided in employment agreements. Certain employment agreements are described below under "Executive Compensation - Employment Agreements".

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

            During the fiscal year ended December 31, 1997, the Board of Directors held two meetings and took certain actions on seven other occasions by written consent. During such year, no director attended fewer than 75 percent of the aggregate of (i) the number of meetings of the Board of Directors held during the period he served on the Board, and (ii) the number of meetings of committees of the Board of Directors held during the period he served on such committees.

            The Stock Option Committee was composed of Mr. Daniel E. Ryan. The function of this committee is to administer the Company's 1996 Plan. The Stock Option Committee met once during fiscal 1997.

            The Compensation Committee, composed of Mr. Daniel E. Ryan, has authority over the salaries, bonuses and other compensation arrangements of the executive officers of the Company, and it also has the authority to examine, administer and make recommendations to the Board of Directors with respect to benefit plans and arrangements (other than the stock option plans which are administered by the Stock Option Committee) of the Company. The Compensation Committee met twice during fiscal 1997.

            From January 1, 1997 through March 22, 1997, the Audit Committee during fiscal 1997 was composed of Mr. Daniel E. Ryan and Mr. Julius Goldfinger. On March 22, 1997 Mr. Goldfinger resigned as a member of the Board of Directors and of the Audit Committee. Until February 19, 1998 there was a vacancy on the Audit Committee, and at which time Mr. Gunther L. Less was appointed as a member of the Audit Committee. The Audit Committee's function is to nominate independent auditors, subject to approval by the Board of Directors, and to examine and consider matters related to the audit of the Company's accounts, the financial affairs and accounts of the Company, the scope of the independent auditors' engagement and their compensation, the effect on the Company's financial statements of any proposed changes in generally accepted accounting principles, disagreements, if any, between the Company's independent auditors and management, and matters of concern to the independent auditors resulting from the audit, including the results of the independent auditors' review of internal accounting controls. The Audit Committee met once during fiscal 1997.

            The Board of Directors has no standing nominating committee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

            Section 16(a) of the Securities Exchange Act of 1934 (the "Act"), as amended, requires the Company's Executive Officers and Directors, and any persons who own more than 10% of any class of the Company's equity securities which are registered under the Act to file certain reports relating to their ownership of such securities and changes in such ownership with the Securities and Exchange Commission and NASDAQ, and to furnish the Company with copies of such reports. To the Company's knowledge, all Section 16(a) filing requirements applicable to such Officers, Directors and owners of over 10% of the Company's equity securities registered under the Act, during the year ended December 31, 1997, have been satisfied.

1996 STOCK OPTION PLAN

            The Company's 1996 Stock Option Plan (the "1996 Plan") was ratified and adopted by the Board of Directors on July 15, 1996 and approved by the Stockholders at a Special Meeting on September 16, 1996. The purpose of the 1996 Plan is to provide an incentive to key employees (including directors and officers who are key employees) and to consultants and advisors and directors who are not employees of the Company and to offer an additional inducement in obtaining the services of such persons.

            The 1996 Plan is administered by a committee of the Board of Directors, the Stock Option Plan Committee (the "Committee") consisting of not less than two Directors, each of whom must be a non-employee Director within the meaning of regulations promulgated by the Securities and Exchange Commission. The Committee has the authority under the 1996 Plan to determine the terms of options granted under the 1996 Plan, including, among other things, the individuals who shall receive options, the times when they shall receive them, whether an incentive stock option and/or non-qualified option shall be granted, the number of shares to be subject to each option and the date or dates each option shall become exercisable.

            No Incentive Stock Option (as the term is defined in the 1996 Plan) may be granted under the 1996 Plan after March 15, 2006. The Board of Directors, without further approval of the Stockholders, may amend, suspend or terminate the 1996 Plan, in whole or in part, at any time and from time to time in such respects as it deems advisable (including without limitation to conform with applicable law or the regulations or rulings thereunder), but may not without the approval of the Stockholders make any alteration or amendment thereof which would (i) increase the maximum number of shares of Common Stock for which options may be granted under the 1996 Plan (except for anti-dilution adjustments) or (ii) materially increase the benefits to participants under the 1996 Plan or (iii) change the eligibility requirements for individuals entitled to receive options under the 1996 Plan. No termination, suspension or amendment of the 1996 Plan shall, without the consent of the holder of an existing option affected thereby, adversely affect the option holders rights under such option. The power of the Committee to construe and administer any options granted under the 1996 Plan prior to the termination or suspension of the 1996 Plan nevertheless shall continue after such termination or during such suspension.

            The 1996 Stock Option Plan is proposed to be amended under Proposal I to increase the number of shares of Common Stock for which options may be granted under the 1996 Plan from 250,000 to 750,000 shares and to delete the Formula Grants (as defined below).

NON-EMPLOYEE DIRECTORS' COMPENSATION

            Until March 1996, non-employee directors of the Company received no compensation for attendance at Board meetings or committee meetings of the Board; however, each non-employee director was reimbursed for out-of-pocket expenses incurred in connection with attendance at meetings or other Company business.

            In March 1996 the Board of Directors adopted the 1996 Plan pursuant to which each non-employee director of the Company on the date the 1996 Plan was approved by Stockholders was granted an option to purchase 10,000 shares of Common Stock. Thereafter when each non-employee director first becomes a director, such individual is granted an option to purchase 10,000 shares of Common Stock. In addition, immediately following each Annual Meeting of Stockholders at which directors are elected, each non-employee director of the Company and is then a director is granted an option to purchase an additional 5,000 shares of Common Stock (the "Formula Grants"). The exercise price of each share of Common Stock under any option granted to a non-employee director under the 1996 Plan shall be equal to the fair market value of a share of Common Stock subject to such option on the date of the grant. Proposal I being presented to the Stockholders contemplated the deletion of the Formula Grants.

            During the fiscal year ended December 1997, Gunther L. Less received an option to purchase 10,000 shares of Common Stock at a purchase price of $5.25 upon becoming a non-employee director on January 1, 1997. Following the 1997 Annual Meeting of Stockholders on May 14, 1997, Daniel E. Ryan and Mr. Less each received as a Formula Grant an option to purchase 5,000 shares of Common Stock at a purchase price of $5.25.

                             EXECUTIVE COMPENSATION

            The following table sets forth information concerning annual and long-term compensation, paid or accrued, for the Chief Executive Officer and for each other executive officer of the Company whose compensation exceeded $100,000 in fiscal 1997 (the "Named Executive Officers") for services in all capacities to the Company during the last three fiscal years.

                         SUMMARY COMPENSATION TABLE (1)

                                                 Annual Compensation
                                                 -------------------
                                                                          Long-Term
                                                                         Compensation
                                                              Other       Awards(1)
Name and                                                      Annual      Securities
Principal                                                    Compen-      Underlying       All Other
Position                            Year        Salary(2)   sation (3)   Options/SARs    Compensation
--------                            ----        ---------   ----------   ------------    ------------
David E.Y. Sarna, Chairman,         1997        $208,000        --          50,000          --
Secretary and Co-Chief              1996        $208,000        --          50,000          --
Executive Officer                   1995        $200,000        --            --            --

George J. Febish, President,        1997        $208,000        --          50,000          --
Treasurer and Co-Chief              1996        $208,000        --          50,000          --
Executive Officer                   1995        $200,000        --            --            --

----------------
(1) None of the Named Executive Officers received any Restricted Stock Awards or LTIP Payouts in 1995, 1996 or 1997.

               (Footnote explanations continue on following page)

(2) Includes $107,220 that was accrued but not paid to each of Messrs. Sarna and Febish in 1995. At December 31, 1995, the total amount of compensation accrued but not paid to each of Messrs. Sarna and Febish, inclusive of prior years, was $195,844. Such amounts were subsequently paid in full, with $100,000 and $50,000 paid to each of Messrs. Sarna and Febish from the proceeds of a bridge loan offering of notes and warrants completed in June 1996 (the "Bridge Loan Offering") and an offering of units of Common Stock and warrants completed in August 1996 (the "July 1996 Offering"), respectively, and the balance paid from operating revenues.

(3) As to each individual named, the aggregate amounts of personal benefits not included in the Summary Compensation Table do not exceed the lesser of either $50,000 or 10% of the total annual salary and bonus reported for the Named Executive Officer.

STOCK OPTIONS

            There were no grants of stock options nor stock appreciation rights ("SARs") to the Named Executive Officers during fiscal 1997. There were no stock option nor SAR exercises during fiscal 1997 and no SARs were outstanding at December 31, 1997.

EMPLOYMENT AGREEMENTS

            The Company entered into an employment  agreement with each of David
E. Y. Sarna and George J. Febish, effective as of July 1, 1996, which expires on December 31, 2001. The employment agreements each provide for a current annual base salary of $208,000. Each of the employment agreements also provides for a bonus of 5% per annum of the Company's Earnings Before Depreciation, Interest, Taxes and Amortization. In addition, on an annual basis, the Board of Directors will consider paying an additional bonus to each of Messrs. Sarna and Febish that is based upon the increase in the Company's gross revenues, taking into account any increase in the Company's expenses. The annual base salary under the current agreements may be increased at the discretion of the Board of Directors. The agreements provide for (i) a severance payment of the base compensation and bonus of the prior full fiscal year and payment of all medical, health, disability and insurance benefits then payable by the Company for the longer of
(a) the remainder of the term of the employment agreement or (b) 12 months, as well as (ii) the base compensation and bonus accrued to the date of termination, upon the occurrence of (x) termination by the Company without cause, (y) termination by the employee for good reason or (z) a change in control of the Company, if the employee resigns after the occurrence of the such change in control. Each of the employment agreements limit the severance payments to an amount that is less than the amount that would cause an excise tax or loss of deduction under the rules relating to golden parachutes under the Internal Revenue Code.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


EXTENSION OF EXPIRATION DATES OF CERTAIN WARRANTS

            Messrs. Sarna and Febish received certain warrants (the "Warrants ") to purchase 50,000 shares of Common Stock, exercisable until April 30, 1998. The Company extended the exercise date of the Warrants to April 30, 2000 in consideration of their waiver of the registration rights with respect to the Company's 1996 Public Offering and their agreement to enter into an 18 month lock-up agreement with Renaissance.

LOAN TO OFFICER

            On January 2, 1997 the Company extended to Mr. Sarna a loan in the amount of $440,000 (the "Loan "). The Loan was approved by the Board of the Directors of the Company, with Mr. Sarna abstaining. Subsequently, the Board of Directors, with Mr. Sarna abstaining, unanimously agreed to extend the maturity date of the Loan from November 30, 1997 to May 31, 1998. Mr. Sarna utilized the funds for a block purchase of 80,000 shares of the Company's Common Stock from the market maker, who was also the underwriter of the Company's Public Offering, in an open market transaction. In March 1998, Mr. Sarna executed a Security Agreement in favor of the Company in which he pledged as collateral for the Loan certain contract rights to receive an option to acquire certain marketable securities.

PROPOSAL 2 - AMENDMENT TO THE COMPANY'S STOCK OPTION PLAN

            The Company's 1996 Plan was adopted by the Board of Directors on March 15, 1996 and was approved by the Stockholders on September 16, 1996. The number of shares available under the 1996 Plan is 250,000. As of May 15, 1998, no options had been exercised and options to purchase 250,000 shares held by fourteen optionees were outstanding at a weighted average per share exercise price of $3.96.

PROPOSED AMENDMENTS

            On March 3, 1998 the Board of Directors unanimously adopted and recommended for submission to the Stockholders for their approval at the Annual Meeting, the amendments to the 1996 Plan (the "Amendments") to:

            (i) to increase the number of shares of Common Stock for which options may be granted under the 1996 Plan from 250,000 to 750,000. The Board of Directors believes that, although the Company has not experienced difficulty in attracting and retaining personnel, the 1996 Plan has been and will be instrumental in attracting and retaining employees, officers and consultants of outstanding ability and that this objective will be furthered by providing additional shares for future option grants; and

            (ii) delete the sections in the 1996 Plan that provide that (i) each individual who becomes a Non-Employee Director shall on the date of the director's initial election and each election to the Board of Directors be granted an option to purchase 10,000 shares of Common Stock for each year of the term to which the director is elected or reelected at a price equal to 100% of the fair market value of the Common Stock on the date of election or reelection determined in accordance with the provision of the 1996 Plan; (ii) such options be for a term of 10 years, and (iii) such options vest in three equal installments on each of the first three anniversaries of the date of grant. These provisions for Formula Grants had been required in order for such option grants to be exempt from the six-month short swing profit provisions of Section 16(b) of the Act. Recent amendments to Rule 16b-3 promulgated under the Act no longer require that the terms of such Formula Grants be specified in the 1996 Plan in order for the exemption to be available. The Board of Directors believes that by deleting the provision for Formula Grants, the Company will have greater flexibility in granting options to Non-Employee Directors which will facilitate its attracting and retaining qualified Non-Employee Directors.

            The following is a summary of the terms of the 1996 Plan:

TYPES OF GRANTS AND AWARDS

            The 1996 Plan permits the grant of options which may either be "incentive stock options" ("ISOs"), within the meaning of Section 422 of the Code, or "non-qualified stock options" ("NQSOs"), which do not meet the requirements of Section 422 of the Code.

            Prior to giving effect to the proposed amendments, options to purchase 10,000 shares of Common Stock are to automatically granted to each Non-Employee Director upon first becoming a director and 5,000 shares of Common Stock are to be automatically granted to each Non-Employee Director immediately following each annual meeting of Stockholders at which Directors are elected. The options shall be exercisable for a term of five years commencing on the date of grant. One of the proposed amendments to the 1996 Plan is to delete the provisions described in this paragraph.

ELIGIBILITY

            All employees (including officers) and directors of the Company or its subsidiaries, consultants and advisors to, the Company or its subsidiaries are eligible to be granted options under the 1996 Plan. The Company currently has approximately 18 employees, 15 of which are full-time employees.

STOCK SUBJECT TO THE 1996 PLAN

            The total number of shares of Common Stock for which options may be granted under the 1996 Plan may not exceed 250,000, subject to possible adjustment in the future. One of the proposed amendments to the 1996 Plan is to increase the number of shares for which options may be granted under the 1996 Plan to 750,000. Any shares of Common Stock subject to any option which for any reason expires, is canceled or is terminated unexercised or which ceases for any reason to be exercised will again become available for granting of options under the 1996 Plan.

ADMINISTRATION

            The 1996 Plan is administered by a committee of the Board of Directors of not less than two Directors, each of whom must be a "Non-Employee Director" within the meaning of regulations promulgated by the Securities and Exchange Commission. The Board of Directors has designated the Stock Option Plan Committee of the Board consisting of Messrs. Less and Ryan to administer the 1996 Plan. The Stock Option Plan Committee has the authority under the 1996 Plan to determine the terms of options granted under the 1996 Plan, including, among other things, the individuals who shall receive options, the times when they shall receive them, whether an incentive stock option and/or non-qualified option shall be granted, the number of shares to be subject to each option, and the date or dates each option shall become exercisable.

EXERCISE PRICE

            The exercise price of options granted under the 1996 Plan is determined by the Stock Option Plan Committee, but in the case of an ISO may not be less than 100% of the fair market value of the Common Stock on the date the ISO is granted (110% of such fair market value in the case of ISOs granted to an optionee who owns or is deemed to own stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (a "Ten Percent Stockholder")). The exercise price of the shares of Common Stock under each Non-Employee Director Option shall be equal to the fair market value of the Common Stock subject to such option on the date of grant. The exercise price is payable at the time of exercise of the option in cash or by certified check, previously acquired shares of Common Stock (valued at their fair market value on the date of exercise of the option) or a combination thereof, in the discretion of the Stock Option Plan Committee. The Stock Option Plan Committee may, in its discretion, permit payment of the exercise price of options by delivery of properly executed exercise notices, together with a copy of irrevocable instructions from the optionee to a broker acceptable to the Stock Option Plan Committee to deliver promptly to the Company the amount of sale or loan proceeds to pay such exercise.

To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

TERMS AND CONDITIONS

            As to options granted to employees and consultants:

                  i. Options granted to employees and consultants may be granted for such terms as is established by the Stock Option Committee, provided that, the term of each ISO shall be for a period not exceeding ten years from the date of the grant, and further provided that ISOs granted to a Ten Percent Stockholder shall be for a period not exceeding five years from the date of grant.

                  ii. If an employee or consultant optionee's relationship with the Company is terminated for any reason other than "disability" or death, the option may be exercised at any time within three months thereafter to the extent exercisable on the date of termination. However, in the event such relationship is terminated either (a) for cause, or (b) without the consent of the Company, such option shall terminate immediately.

                  iii. In the event of the death of an optionee while an employee of, or consultant or advisor to the Company, within three months after the termination of such relationship (unless such termination was for cause or without the consent of the Company) or within one year following the termination of such relationship by reason of the optionee's "disability", the option may be exercised, to the extent exercisable on the date of his death, by the optionee's legal representatives at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired.

                  iv. An option may not be transferred other than by will or the laws of descent and distribution and may be exercised during the lifetime of the optionee only by the optionee or by the optionee's legal representatives.

                  v. The foregoing notwithstanding, in no case may options be exercised later than the expiration date specified in the grant.

            As to options granted to Non-Employee Directors:

                  i. Prior to giving effect to the proposed amendments, options granted to Non- Employee Directors are for a term of five years commencing on the date of the grant. Every individual who, on the date the Plan is adopted, is a Non-Employee Director (as defined in Paragraph 19) shall be granted on such date a Non- Employee Director Option to purchase 10,000 shares of Common Stock. Thereafter, on the date an individual first becomes a Non-Employee Director, he shall be granted an option to purchase 10,000 shares of Common Stock. In addition, immediately following each annual meeting of Stockholders at which Directors are elected, every individual who, at such time, is a Non-Employee

                        Director (whether or not elected at such meeting) shall be granted at such time a Non-Employee Director Option to purchase 5,000 shares of Common Stock. In the event the remaining shares available for grant under the Plan are not sufficient to grant the Non-Employee Director Options to each such Non-Employee Director at any time, the number of shares subject to the Non-Employee Director Options to be granted at such time shall be reduced proportionately. One of the proposed amendments to the 1991 Plan is to delete the provisions described in this paragraph (i).

                  ii. The Non-Employee Director Option shall not be affected by the optionee ceasing to be a director of the Company or becoming an employee of the Company, any of its Subsidiaries or a Parent; provided, however, that if he is terminated for cause, such option shall terminate immediately.

                  iii. The term of a Non-Employee Director Option shall not be affected by the death or disability of the optionee. If an optionee holding a Non-Employee Director Option dies during the term of such option, the option may be exercised at any time during its term by his/her legal representative.

                  iv. An option may not be transferred other than by will or the laws of descent and distribution and may be exercised during a holder's lifetime only by the holder or by his/her or legal representative. Except to the extent provided above, options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process, and any such attempted assignment, transfer, pledge, hypothecation or disposition shall be null and void ab initio and of no force or effect.

                  v. The foregoing notwithstanding, in no case may options be exercised later than the expiration date specified in the grant.

VOTE REQUIRED

            A vote of the holders of a majority of the voting power of the issued and outstanding Common Stock of the Company, present in person or represented by proxy at the Annual Meeting and entitled to vote at the Annual Meeting, is required to approve the amendments to the 1996 Plan.

            The Company's Board of Directors recommends a vote FOR this proposal.

PROPOSAL 3 - TO APPROVE THE ISSUANCE OF THE COMPANY'S SECURITIES
PURSUANT TO A PRIVATE EQUITY LINE OF CREDIT AGREEMENT

GENERAL

            On May 13 1998, the Company entered into a Private Equity Line of Credit Agreement ("Agreement") with certain investors and with Settondown Capital International Ltd. ("Placement Agent") contemplating a potential funding of up to $7.1 million ("Funding"). The Funding provides for the private placement by the Company of (i) 444,444 shares of Common Stock for $900,000 together with warrants exercisable to purchase 18,000 shares of Common Stock;
(ii) $1.2 million in stated value of 6% Series C Non-Voting Convertible Preferred Stock ("Preferred Stock"), together with warrants exercisable to purchase up to 24,000 shares of Common Stock; and (iii) up to $5 million for Common Stock pursuant to certain put rights ("Equity Line of Credit"), together with warrants exercisable to purchase up to 30,000 shares of Common Stock (collectively, the "Securities").

            The Company intends to use the proceeds from the sale of the securities for working capital and general corporate purposes.

COMMON STOCK AND WARRANTS

            On May 13, 1998 ("Subscription Date"), 444,444 shares of Common Stock were purchased at an initial price of $2.025 per share ("Closing Price"), which was 80% of the average of the closing bid prices of the Common Stock for the five day trading period immediately preceding the Subscription Date, together with warrants exercisable to purchase 18,000 shares of Common Stock at an exercise price of $2.43 per share.

            The purchasers of the Common Stock received certain reset rights ("Reset Rights") which provide that the Closing Price is subject to a first repricing on the date ("Repricing Date") which is the earlier of (i) the date a registration statement covering certain of the securities has been declared effective by the Securities and Exchange Commission ("Effective Date") or (ii) the first anniversary of the Subscription Date. If the closing bid price of the Common Stock on the Repricing Date ("First Reset Price") is lower than the Closing Price, then the purchase price of one-half of the Common Stock will be reduced to the First Reset Price. If the closing bid price of the Common Stock on the date 30 days from the Repricing Date ("Second Reset Price") is lower than the Closing Price then the purchase price of the balance of the Common Stock will be reduced to the Second Reset Price. Should the First Reset Price or Second Reset Price be lower than the initial price paid by the purchasers, the Company will issue additional shares to account for the deficiency ("Repricing Shares"). The Company will not be able, under the Funding, to issue an amount of shares of Common Stock equal to 20% or more of the outstanding Common Stock of the Company unless this proposal is approved by the stockholders of the Company. See "Reason for Stockholder Approval". In the event that approval is not obtained from the stockholders of the Company, the Company is obligated under the Agreement to pay to the investors the market value of the Repricing Shares, to the extent the issuance of such shares is restricted by the failure to obtain such approval.

            In addition, the Company has received certain repurchase rights with regard to the Common Stock in the event the closing bid price of the Common Stock falls below $1.50 per share. Each of the investors has agreed never to own in excess of 4.95% of the Company's outstanding shares of Common Stock and to vote all Common Stock held by him in favor of all nominees to the Company's board of directors who are nominated by the Company, so long as the Company does not breach the Agreement.

            The Company has issued to the Placement Agent 17,778 shares of Common Stock together with warrants exercisable to purchase 9,000 shares of Common Stock at $2.43 per share.

PREFERRED STOCK

            Pursuant to the Agreement, the Company will issue the Preferred Stock in two tranches, each in the amount of $600,000 in stated value of Preferred Stock. The first such tranche will be funded 30 days from the Effective Date and the second tranche will be funded 90 days from the Effective Date. The Preferred Stock, including accrued dividends, would be convertible into shares of the Company's Common Stock at a price equal to the lesser of (x) average closing bid prices of the Company's Common Stock for the five-day trading period ("Average Price") ending on the day prior to the date of conversion multiplied by 85% or (y) the Average Price ending on the day prior to the closing of the first tranche of Preferred Stock ("Conversion Price"). The Company has the option of terminating the Preferred Stock portion of the Funding at any time but no later than the twentieth day after the Effective Date.

            It is expected that: (i) each share of Preferred Stock will earn a cumulative dividend of 6% per annum, which the Company may elect to pay in cash, or in shares of Common Stock; (ii) the Company may redeem the Preferred Stock at the average price of the last five trading days prior to the date of redemption calculated as though the Preferred Stock were converted into Common Stock on that date on which a redemption notice was given; (iii) the Preferred Stock, including all accrued dividends, will automatically convert into Common Stock on the second anniversary after issuance; and (iv) the Preferred Stock will have no voting rights, except as provided otherwise by law.

            Upon the funding of each tranche of Preferred Stock, the investors will also receive warrants to purchase 6,000 shares of Common Stock, for each $300,000 in stated value of Preferred Stock purchased, with an exercise price equal to 120% of the Average Price preceding the closing of the first tranche of the Preferred Stock. The Placement Agent may receive up to 4% of the gross proceeds of the Preferred Stock portion of the Funding in stated value of Preferred Stock.

EQUITY LINE OF CREDIT

            The Equity Line of Credit provides for a maximum funding of $5,000,000, may be called upon at the election of the Company and is subject to various conditions. The Equity Line of Credit contemplates the issuance of (i) Common Stock required to be purchased from time to time by the investors over a two year period (a "Put") upon notice (a "Put Notice") from the Company, at a price equal to 85% of the Market Price (defined as the average of the three lowest closing bid prices of the Company's Common Stock over the five-day trading period beginning three trading days prior to a Put and ending on the trading day following a Put) of the Common Stock as of the date of the Put Notice, up to an aggregate of $5,000,000 in purchase price and (ii) warrants to purchase 30,000 shares of Common Stock with an exercise price equal to $3.20 per share exercisable for a period of five years commencing November 1998. The obligation of the investors to purchase Common Stock under a Put is subject to conditions relating to market price, trading volume and timing. For the commitment represented by the Equity Line of Credit, the Company has issued to the Placement Agent 20,000 shares of Common Stock.

REASON FOR STOCKHOLDER APPROVAL

           Under the rules of the National Association of Securities Dealers, issuers whose securities are listed on the Nasdaq SmallCap Market, the exchange on which the Company's Common Stock is listed, are required to obtain stockholder approval, prior to the issuance of securities, in the following limited circumstances, in connection with a transaction other than a public offering involving: (i) the sale or issuance by the issuer of common stock (or securities convertible into or exercisable for common stock) at a price less than the greater of book or market value which together with sales by officers, directors or substantial stockholders of the company equals 20 percent or more of common stock or 20 percent or more of the voting power outstanding before the issuance; or (ii) the sale or issuance by the Company of common stock (or securities convertible into or exercisable to purchase common stock) equal to 20 percent or more of the common stock or 20 percent or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

           Based on the closing bid price of the Common Stock on May 12, 1998, of $2.5625, if all conditions were met and the Company would exercise its right to call upon the entire Funding, the Common Stock issuable would be approximately 46% of the shares outstanding (assuming, and after taking into account, the full conversion of the Preferred Stock, the Company's full exercise of the Puts, and the exercise of all warrants issued pursuant to the Funding, but not including any Repricing Shares). In addition, if the closing bid price of the Common Stock were to decrease significantly, the exercise of the Reset Rights, the conversion of the Preferred Stock or the Company's full exercise of the Put pursuant to the Equity Line of Credit, or a combination of the foregoing, could conceivably effect a change in control of the Company.

           Therefore, the Board of Directors seeks stockholder approval of the proposed issuances of the Securities which, if issued to full extent, could potentially involve the Company issuing 20% or more of the shares of Common Stock outstanding. Stockholders are being asked to approve only the proposed issuances and are not being asked to approve any other aspect of the proposed Funding.

VOTE REQUIRED

           A vote of the holders of a majority of the voting power of the issued and outstanding Common Stock of the Company, present in person or represented by proxy at the Annual Meeting and entitled to vote at the Annual Meeting, is required to approve the issuance of the Securities pursuant to the Funding.

           The Company's Board of Directors recommends a vote FOR this proposal.

PROPOSAL 4 - RATIFICATION AND APPROVAL OF APPOINTMENT OF INDEPENDENT
AUDITORS

           The Board of Directors has appointed Richard A. Eisner & Company, LLP, as the independent auditors of the Company for the fiscal year ending December 31, 1998, subject to ratification by the Stockholders. The firm of Richard A. Eisner & Company, LLP, has audited the books of the Company since 1991. A representative of Richard A. Eisner & Company, LLP, is expected to be present at the Annual Meeting to respond to questions from Stockholders and to make a statement if such representative desires to do so.

VOTE REQUIRED

           A vote of the holders of a majority of the voting power of the issued and outstanding Common Stock of the Company, present in person or represented by proxy at the Annual Meeting and entitled to vote at the Annual Meeting is required to ratify the appointment of Richard A. Eisner & Company, LLP as the independent auditors of the Company.

           The Company's Board of Directors recommends a vote FOR this proposal.

                                  MISCELLANEOUS

OTHER MATTERS

            The Board of Directors does not intend to bring before the Annual Meeting any matters other than those specifically described above and knows of no matters other than the foregoing to come before the Annual Meeting. If, however, any other matters should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate, unless they are directed by a proxy to do otherwise.

INFORMATION CONCERNING STOCKHOLDER PROPOSALS

            From  time  to  time,   Stockholders   may  present   proposals  for
consideration at a Stockholders meeting which may be proper subjects for inclusion in the proxy statement related to that meeting. Stockholder proposals intended for inclusion in the proxy statement for the Company's 1999 Annual Meeting of Stockholders must be received by the Company's Secretary at its principal offices, Continental Plaza III, 433 Hackensack Avenue, Hackensack, New Jersey 07601 by January 14, 1999.

FORM 10-KSB EXHIBITS

            The Company will furnish, upon payment of a reasonable fee to cover reproduction and mailing expenses, a copy of any exhibit to the Company's Annual Report on Form 10-KSB requested by any person solicited hereunder.


                                              By Order of the Board of Directors




                                                      David E. Y. Sarna
                                                    Chairman and Secretary




Hackensack, New Jersey
________ __, 1998

                             OBJECTSOFT CORPORATION
                              Continental Plaza III
                              433 Hackensack Avenue
                          Hackensack, New Jersey 07601

                         THIS PROXY IS SOLICITED BY THE
                        COMPANY'S BOARD OF DIRECTORS FOR
                       THE ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON THURSDAY, ______, 1998

      The undersigned holder of Common Stock of ObjectSoft Corporation, a Delaware corporation (the "Company"), hereby appoints David E.Y .Sarna and George J. Febish and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated below, all of the shares of stock of the Company that the undersigned is entitled to vote at the 1998 Annual Meeting of Stockholders of the Company, to be held on Thursday, ______ __, 1998, at 10:00 a.m., local time, at the offices of the Company at Continental Plaza III, 433 Hackensack Avenue, Hackensack, New Jersey 07601 and at any adjournments or postponements thereof.

1.    Election of George J. Febish and Daniel E. Ryan, as Class II directors.

      [_] VOTE FOR all nominees listed above, except vote withheld from the following nominees (if any).

            INSTRUCTIONS: to withhold authority to vote for an individual nominee, print that nominee's name on the line provided below.

                         -----------------------------

      [_]   VOTE WITHHELD from all nominees.

      The Board of Directors unanimously recommends a vote FOR the election of all the nominees for election as directors listed above.

2. Amendment to the Company's 1996 Stock Option Plan (the "1996 Plan") to increase the number of shares of Common Stock which may be issued thereunder from 250,000 to 750,000 and eliminate the Non-Employee Director formula grants and certain provisions relating thereto currently set forth in the 1996 Plan.

                 [_] FOR           [_] AGAINST              [_] ABSTAIN

      The Board of Directors unanimously recommends a vote FOR the amendments to the Company's 1996 Stock Option Plan.

3. Approval of the issuance of the Company's securities pursuant to a Private Equity Line of Credit Agreement.

                 [_] FOR           [_] AGAINST              [_] ABSTAIN

      The Board of Directors unanimously recommends a vote FOR the approval of the issuance of the Common Stock.

4. Ratification of the appointment of Richard A. Eisner & Company, LLP as the independent auditors of the Company.

                 [_] FOR           [_] AGAINST              [_] ABSTAIN

      The Board of Directors unanimously recommends a vote FOR the appointment of auditors.

5. Upon such other matters as may properly come before the Annual Meeting and any adjournments or postponements thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

      The Board of Directors unanimously recommends a vote FOR this proposal.


                               (see reverse side)

      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL CLASS II DIRECTOR NOMINEES LISTED ABOVE AND IN FAVOR OF THE ITEMS LISTED UNDER (2), (3) AND (4).

      The undersigned hereby acknowledges receipt of (i) the Notice of Annual Meeting, (ii) the Proxy Statement and (iii) the Company's 1997 Annual Report.

                                          Dated __________________________, 1998

                                          ______________________________________
                                                     Print Full Name

                                          ______________________________________
                                                      (Signature)

                                          ______________________________________
                                                     Print Full Name

                                          ______________________________________
                                               (Signature if held jointly)


                                          IMPORTANT: Please sign exactly as your
                                          name   appears   hereon  and  mail  it
                                          promptly  even  though you now plan to
                                          attend the  meeting.  When  shares are
                                          held by  joint  tenants,  both  should
                                          sign.   When   signing  as   attorney,
                                          executor,  administrator,  trustee  or
                                          guardian,  please  give full  title as
                                          such. If a corporation, please sign in
                                          full  corporate  name by  president or
                                          other   authorized   officer.   If   a
                                          partnership,     please     sign    in
                                          partnership name by authorized person.


                   PLEASE MARK, SIGN AND DATE THIS PROXY CARD
                AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED.
              NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES.






                                       -3-